SCHEDULE 14C INFORMATION

            Information Statement Pursuant to Section 14(c) of the
                        Securities Exchange Act of 1934

 Check the appropriate box:

 [X]  Preliminary Information Statement

 [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

 [ ]  Definitive Information Statement


                     INTEGRATED PERFORMANCE SYSTEMS, INC.
               ------------------------------------------------
               (Name of Registrant As Specified In Its Charter)

 Payment of Filing Fee (Check the appropriate box):

 [X]  No fee required.

 [ ]  Fee computed on table below per Exchange Act Rules l4c-5(g) and 0-11.

      1)   Title of each class of securities to which transaction applies:
      2)   Aggregate number of securities to which transaction applies:
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
      4)   Proposed maximum aggregate value of transaction:
      5)   Total fee paid:

 [ ]   Fee paid previously with preliminary materials.

 [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)  Amount Previously Paid:
      2)  Form, Schedule or Registration Statement No.:
      3)  Filing Party:
      4)  Date Filed:

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                     INTEGRATED PERFORMANCE SYSTEMS, INC.

                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         To Be Held November 29, 2004

 To the Shareholders of INTEGRATED PERFORMANCE SYSTEMS, INC.:

      NOTICE IS HEREBY GIVEN that a special meeting of the shareholders of INTEGRATED PERFORMANCE SYSTEMS, INC., a New York corporation, (the "Company"), will be held at 17300 North Dallas Parkway, Suite 2040, Dallas Texas 75248, on November 29, 2004, at 11:00 A.M., Central Standard Time, for the following purpose:

      To consider and vote upon a proposal to amend the Company's Articles of Incorporation to authorize four hundred million (400,000,000) shares of Common Stock of the Company.

      Only those shareholders of record at the close of business on October 25, 2004 will be entitled to receive this Information Statement and notice of the special meeting and to vote at the meeting.

      Your attention is called to the enclosed Information Statement.

                               By Order of the Board of Directors,

                               /s/ D. Ronald Allen

                               D. Ronald Allen
                               Secretary

 Dallas, Texas
 October 27, 2004

                     INTEGRATED PERFORMANCE SYSTEMS, INC.
                    17300 North Dallas Parkway, Suite 2040
                             Dallas, Texas 75248
                          _________________________

                            INFORMATION STATEMENT
                          _________________________

                       Special Meeting of Shareholders
                              November 29, 2004

                                 INTRODUCTION

      This Information Statement and the Notice of Special Meeting are first being mailed to the shareholders of Integrated Performance Systems, Inc. (the "Company") on or about November 8, 2004 in connection with a special meeting of shareholers of the Company (the "Special Meeting") to be held at 17300 North Dallas Parkway, Suite 2040, Dallas Texas 75248, the principal executive offices of the Company, on November 29, 2004, at 11:00 A.M., Central Standard Time, and any postponement or adjournment thereof.

      At the Special Meeting, holders of common stock, $0.01 par value, (the "Common Stock") of the Company and holders of Series A and Series C Preferred Stock will be asked to consider and vote upon a proposal to amend the Company's Articles of Incorporation to authorize four hundred million (400,000,000) shares of Common Stock of the Company.

                    WE ARE NOT ASKING YOU FOR A PROXY AND
                   YOU ARE REQUESTED NOT TO SEND US A PROXY

      Principal voting shareholders collectively represent approximately 23,300,000 voting shares (or 54%) of the 43,264,959 voting shares outstanding on October 25, 2004, and have stated their intent to vote in favor of the proposal. Accordingly, no proxies will be solicited and no action is required on your behalf. The cost of printing and distributing this Information Statement and holding the Special Meeting (including the reimbursement of certain parties for their expenses in forwarding this Information Statement to beneficial owners of the Common Stock) will be paid by the Company.

                 VOTING SECURITIES AND RECORD DATE

      Only holders of record of shares of our common stock, $0.01 par value, (the "Common Stock") and holders of Series A and Series C Preferred Stock as of the close of business on October 25, 2004 (the "Record Date") are entitled to notice of and to vote at the Special Meeting. The Common Stock, Series A and Series C Preferred Stock are the only classes of our voting securities issued and outstanding. Each common shareholder of record in this class at the close of business on the Record Date is entitled at the Special Meeting to one vote for each share of Common Stock held. Each preferred shareholder of record in this class at the close of business on the Record Date is entitled at the Special Meeting to one vote for each dollar of redemption value of Preferred Stock held. At the close of business on the Record Date, there were 30,229,959 shares of Common Stock issued and outstanding. At the close of business on the Record Date, there were 13,035 shares of voting Preferred Stock outstanding with a redemption value of $13,035,000, representing 13,035,000 votes.

                    AMENDMENT OF ARTICLES OF INCORPORATION
                   TO INCREASE NUMBER OF AUTHORIZED SHARES

      Purpose: The Company's Board of Directors has unanimously adopted a resolution seeking shareholder approval to amend the Articles of Incorporation to increase the number of authorized shares of common stock to four hundred million (400,000,000). The Board of Directors believes that this increase in the number of authorized shares is in the best interest of the Company in that it will provide the Company with available shares which could be issued for various corporate purposes, including acquisitions, stock dividends, stock splits, stock options, convertible debt and equity financings, as the Board of Directors determines in its discretion. The Board further believes that the increase in the number of authorized shares of Common Stock will enable the Company to promptly take advantage of market conditions and the availability of favorable opportunities without the delay and expense associated with holding a special meeting of shareholders to approve each potential transaction.

      For example, in April 2004, we executed an preliminary agreement of intent to merge with Best Circuit Boards, Inc. d/b/a Lone Star Circuits ("LSC") in exchange for consideration consisting of cash and stock. (LSC is a privately owned fabrication services company located in Wylie, Texas, which is engaged in time sensitive, high technology prototypes, and is a manufacturer of high margin, complex electronic circuit boards.) The transaction is subject to the satisfaction of significant contingencies before consummation, among which include the Company arranging financing to fund the transaction and the ability of the Company to issue a substantial number of common shares in acquisition of LSC. If the transaction proceeds to closing, no further authorization for the issuance of these securities by a vote of security holders will be solicited prior to such issuance.

      Effect: The issuance by the Company of a substantial number of additional shares of Common Stock would dilute both the equity interests and the earnings per share of existing holders of the Common Stock. Although dilution would be substantial, we believe that engaging in these type transactions will ultimately be a greater benefit to our shareholders and will more than offset any negative effects of dilution. The newly authorized shares of Common Stock will have voting and other rights identical to those of the currently authorized shares of Common Stock.

      No Dissenters' Rights: The holders of the Company's Common Stock are not entitled to dissenters' rights in connection with the increase in the number of authorized shares. Furthermore, the Company does not intend to independently provide those shareholders with any such rights.

      If the amendment of the Company's Articles of Incorporation is approved by the shareholders of the Company, the amendment would become effective upon the filing of Amended Articles of Incorporation with the Secretary of State of the State of New York, which will occur as soon as practicable following the approval.

                 INTERESTS OF CERTAIN PERSONS IN THE PROPOSAL

      No director, executive officer, associate of any director or executive officer or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the proposal to amend the Articles of Incorporation which is not shared by all other holders of the Company's Common Stock. See "Security Ownership of Certain Beneficial Owners and Management."

                         DESCRIPTION OF CAPITAL STOCK

      The authorized capital stock of the Company consists of the following:

 Common Stock

      As of the Record Date, there were one hundred million (100,000,000) shares of common stock authorized with a par value of $.01 per share, of which 30,229,959 shares were issued and outstanding. Immediately following the approval of the increase in the number of authorized shares of Common Stock, there will be four hundred million (400,000,000) shares of Common Stock authorized, of 30,229,959 will be issued and outstanding. The holders of the Common Stock have no preemptive rights, are entitled to one vote per share on all matters to be voted on by the shareholders and have the right of cumulative voting in connection with the election of directors. The holders of Common Stock are entitled to receive pro rata dividends, when and as declared by the Board of Directors in its discretion, out of funds legally available therefor, but only if all dividends on the preferred stock have been paid in accordance with the terms of such preferred stock and there exists no deficiency in the sinking fund for the preferred stock.

      Dividends on the Common Stock are declared by the Board of Directors. The payment of dividends on the Common Stock in the future, if any, will be subordinate to the preferred stock, and will be determined by the Board of Directors. In addition, the payment of such dividends will depend on the Company's financial condition, results of operations, capital requirements and such other factors as the Board of Directors deems relevant. The Board of Directors has never declared a dividend on its Common Stock and does not contemplate doing so in the near future.

 Preferred Stock

      As of the Record Date, the Company has One million (1,000,000) shares of preferred stock authorized. The issuance and designation of rights of the preferred stock is established by the Board of Directors. The Company presently has four classes or series of preferred stock designated:

      Series A Nonconvertible Preferred Stock, $.01 par value, 10,000 shares authorized, 3,864 shares issued and outstanding, $1,000 per share redemption value. Each holder of Series A Preferred Stock is entitled to one vote for each dollar of redemption value of preferred stock held.

      Series B Convertible Preferred Stock, $.01 par value, 10,000 shares authorized, 923 shares issued and outstanding, $1,000 per share redemption value. Holders of Series B Preferred Stock have no voting rights and have the right to convert their Series B Preferred shares into shares of Common Stock of the Company at the rate of $3.00 per common share for a period of five years after issuance of the Series B Preferred shares.

      Series C Nonconvertible Preferred Stock, $.01 par value, 20,000 shares authorized, 9,171 shares issued and outstanding, $1,000 per share redemption value. Each holder of Series C Preferred Stock is entitled to one vote for each dollar of redemption value of preferred stock held.

      Series D Convertible Preferred Stock, $.01 par value, 10,000 shares authorized, 745 shares issued and outstanding, $2,000 per share redemption value. Holders of Series D Preferred Stock have no voting rights and have the right to convert their Series D Preferred shares into shares of Common Stock of the Company at the rate of $3.00 per common share for a period of five years after issuance of the Series D Preferred shares.

                            SECURITY OWNERSHIP OF
                   CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth certain information as of October 25, 2004 with respect to the beneficial ownership of our voting securities by
 (i) persons known to us to be the beneficial owners of more than 5% of the outstanding shares of each class of our voting securities, (ii) all of our directors, (iii) each of our executive officers and (iv) all of our directors and executive officers as a group.

      The number of shares of our securities beneficially owned by each shareholder set forth below is determined under the rules of the Commission and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which a shareholder has sole or shared voting power or investment power and any shares which a shareholder presently, or within 60 days, has the right to acquire through the exercise of any stock option or other right. Unless otherwise indicated, each shareholder has sole voting and investment power (or shares such powers with his spouse) with respect to the securities set forth in the following tables. The information is based upon corporate records, information furnished by each shareholder, or information contained in filings made with the Securities and Exchange Commission.

      Except as otherwise noted, each person's address is c/o Integrated Performance Systems, Inc., 17300 North Dallas Parkway, Suite 2040, Dallas, Texas 75248.

 5% Beneficial Owners
                                                       Amount and
                                                       Nature of
                                  Name and Address of  Beneficial     Percent
   Title of Class                 Beneficial Owner     Ownership      of Class
   --------------                 -------------------  -------------  --------
   Common Stock                   D. Ronald Allen      4,571,932 (1)   15.12%

                                  Great Health
                                  International Corp.  2,500,000        8.27%

                                  Nations Investment
                                  Corp., Ltd.          2,500,000        8.27%

                                  SMI Chips, Inc.      1,580,000        5.23%
                                  17708 Cedar Creek
                                  Canyon Dr.
                                  Dallas, TX 75252

   Series A Cumulative Preferred  D. Ronald Allen          3,864 (2)     100%
   Stock; $0.01 par value;
   redemption value of $1,000
   per share; dividends of 14%.

   Series C Cumulative            D. Ronald Allen          9,171 (3)     100%
   Stock; $0.01 par value;
   redemption value of $1,000
   per share; dividends of 12%.


 Directors

   Common Stock                   D. Ronald Allen      4,571,932 (1)   15.12%

                                  Brooks L. Harman, Jr.  692,975 (4)    2.29%
                                  10501 FM 720 East
                                  Frisco, TX 73035

   Series A Cumulative Preferred  D. Ronald Allen          3,864 (2)     100%
   Stock; $0.01 par value;
   redemption value of $1,000
   per share; dividends of 14%.

   Series C Cumulative            D. Ronald Allen          9,171 (3)     100%
   Stock; $0.01 par value;
   redemption value of $1,000
   per share; dividends of 12%.


 Executive Officers
                                                       Amount and
                                                       Nature of
                                  Name and Address of  Beneficial     Percent
   Title of Class                 Beneficial Owner     Ownership      of Class

   --------------                 -------------------  -------------  --------
   Common Stock                   D. Ronald Allen      4,571,932 (1)   15.12%

   Series A Cumulative Preferred  D. Ronald Allen          3,864 (2)     100%
   Stock; $0.01 par value;
   redemption value of $1,000;
   per share; dividends of 14%.

   Series C Cumulative            D. Ronald Allen          9,171 (3)     100%
   Stock; $0.01 par value;
   redemption value of $1,000
   per share; dividends of 12%.


 All Directors and Executive Officers as a Group

   Common Stock                                        5,264,907 (5)   17.42%

   Series A Cumulative Preferred                           3,864 (2)     100%
   Stock; $0.01 par value;
   redemption value of $1,000
   per share; dividends of 14%.

   Series C Cumulative                                     9,171 (3)     100%
   Stock; $0.01 par value;
   redemption value of $1,000
   per share; dividends of 12%.

 (1) Includes 2,817,203 shares held of record by Associates Funding Group, Inc., 905,244 shares held of record by Winterstone Management, Inc., and 849,485 shares held of record by B.C. & Q. Corp., over all of which entities Mr. Allen exercises voting control.

 (2) Includes 2,273 shares held of record by CMLP Group, Ltd. and 1,591 shares held of record by Winterstone Management, Inc., over both of which entities Mr. Allen exercises voting control.

 (3) Preferred shares held of record by Associates Funding Group, Inc., over which entity Mr. Allen exercises voting control.

 (4) Includes 692,975 shares held of record by Summit Innovations, Inc., over which entity Mr. Harman exercises voting control.

 (5) Includes shares beneficially owned by all directors and Executive Officers shown above.

                          FORWARD LOOKING STATEMENTS

      This Information Statement may contain "Forward Looking Statements," which are our expectations, plans, and projections which may or may not materialize, and which are subject to various risks and uncertainties.
 When used in this report, the words "plans," "believes," "expects," "anticipates," "estimates" and similar expressions are intended to identify forward-looking statements. Factors which could cause actual results to materially differ from our expectations include the following: general economic conditions; competitive factors and pricing pressures; the timely development and acceptance of new products; and other risks described from time to time in the our SEC filings. These forward-looking statements speak only as of the date of this Information Statement. We expressly disclaim any obligation or undertaking to release publicly any updates or changes in our expectations or any change in events, conditions or circumstances on which any such statement may be based, except as may be otherwise required by the securities laws.

                           QUORUM AND REQUIRED VOTE

      The holders of a majority of the votes of shares entitled to vote thereat shall constitute a quorum for the transaction of business at the Special Meeting. An affirmative vote of a majority of the votes entitled to vote on, and that voted for or against a particular matter, shall decide any question brought before such meeting. Voting will be by a voice vote. Abstentions and "broker non-votes" are not considered as being represented at the Special Meeting and are therefore not counted in establishing a quorum or in deciding any question.

                   INCORPORATION OF DOCUMENTS BY REFERENCE

      The following documents filed by the Company with the Commission are incorporated herein by reference and shall be deemed to be a part hereof:
 None.

                                OTHER BUSINESS

      The management of the Company knows of no matter other than those set forth herein that is to be brought before the Special Meeting.

      The foregoing Notice and Information Statement are sent by order of the Board of Directors.

                                    By Order of the Board of Directors,

                                    /s/ D. Ronald Allen

                                    D. Ronald Allen
                                    Secretary
 October 27, 2004
 Dallas, Texas